EXHIBIT 10.4

EXECUTION VERSION

SECOND AMENDMENT TO
CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of December 31, 2019, is among WESTERN MIDSTREAM OPERATING, LP (f/k/a Western Gas Partners, LP), as the Borrower, BARCLAYS BANK PLC, as Administrative Agent, and the Lenders party hereto.
R E C I T A L S
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of December 19, 2018, as amended by First Amendment to Credit Agreement dated as of July 1, 2019 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain term loan facilities available to the Borrower.
B.    The Borrower has requested and the Majority Lenders have agreed to amend certain provisions of the Credit Agreement as set forth in this Second Amendment.
C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article and section references in this Second Amendment refer to articles and sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
(1)    Amendments to Section 1.01.
(a)    Revised Definitions. The following definitions in Section 1.01 of the Credit Agreement are hereby deleted and replaced in their entirety to read as follows:
“Change of Control” —
(a) Anadarko shall cease to, directly or indirectly, Control the General Partner, or
(b) the General Partner shall cease to be the sole general partner of the Borrower;
provided, that, notwithstanding the foregoing, neither a Permitted MLP General Partner Removal nor a Permitted Transaction (as defined below) shall constitute a Change of Control; provided, further, that following a Permitted MLP General Partner Removal or a Permitted Transaction, “Change of Control” shall mean an event or series of events by which:
A.    at any time prior to consummation of a General Partner IPO, if applicable, either (i) the Permitted Holders shall cease to beneficially own and control more than 50% on a fully diluted basis of the voting interest in the Equity Interests of the General Partner or (ii) the General Partner shall cease to be the sole general partner of the Borrower;

B.    at any time on or after consummation of a General Partner IPO, either (i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), but excluding any employee benefit plan of such person or its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) other than Permitted Holders, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a “person” or “group” shall be deemed to have “beneficial ownership” of all Equity Interests that such “person” or “group” has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of thirty-five percent (35%) or more on a fully diluted basis of the voting interest in the Equity Interests of the General Partner or (ii) the General Partner shall cease to be the sole general partner of the Borrower; or
C.    a majority of the seats (other than vacant seats) on the board of directors (or other equivalent governing body) of the MLP General Partner shall not constitute Continuing Directors.
As used herein, a “Permitted MLP General Partner Removal” means any transaction pursuant to which the MLP General Partner ceases to be the sole general partner of the MLP as a result of the removal of the MLP General Partner by the limited partners of the MLP in accordance with the organizational documents of the MLP in effect at the time of such removal, and following such transaction:

(1)
The successor MLP General Partner (the “Successor MLP GP”) and any entity that Controls the Successor MLP GP (the “MLP GP Owner”) is a corporation, company, partnership or trust, organized and existing under the laws of the United States of America, any State thereof or the District of Columbia;

(2)	The MLP GP Owner is a Qualified Operator, to the extent the MLP GP Owner will, as a result of such transaction, become the operator of the Borrower;

(3)	Both immediately before and immediately following such transaction, no Event of Default or Default shall have occurred and be continuing; and

(4)	The Successor MLP GP is the sole general partner of the MLP.
As used herein, a “Permitted Transaction” means any transaction (other than a Permitted MLP General Partner Removal) following which:

(1)
The ultimate parent entity (the “Acquirer”) that Controls the General Partner is a corporation, company, partnership or trust, organized and existing under the laws of the United States of America, any State thereof or the District of Columbia;

(2)	The Acquirer is a Qualified Operator, to the extent the Acquirer will, as a result of such transaction, become the operator of the Borrower;

(3)
Immediately after giving effect to such transaction, the Borrower’s senior unsecured non-credit enhanced publicly-held indebtedness shall be rated (x) BBB- or better by S&P or (y) Baa3 or better by Moody’s;

(4)	Both immediately before and immediately following such transaction, no Event of Default or Default shall have occurred and be continuing; and

(5)	The General Partner is the sole general partner of the Borrower.
(b)    New Definitions. The following definitions are hereby added to Section 1.01 of the Credit Agreement where alphabetically appropriate to read as follows:
“Acquirer” — as defined in the definition of Change of Control.
“Continuing Directors” — means the directors (or equivalent governing body) of the MLP General Partner, as of the date of and after giving effect to a Permitted Transaction or a Permitted MLP General Partner Removal, and each other director (or equivalent) of the MLP General Partner, if, in each case, such other Person’s nomination for election to the board of directors (or equivalent governing body) of the MLP General Partner is approved by at least 51% of the then Continuing Directors or such other director (or equivalent) receives the vote of (a) the Acquirer (with respect to any Permitted Transaction) or (b) the MLP GP Owner (with respect to any Permitted MLP General Partner Removal) in his or her election by shareholders (or equivalent) of the MLP General Partner.
“General Partner IPO” — shall mean the issuance and sale by the General Partner of its common Equity Interests (and the contribution of any proceeds of such issuance to the Borrower) in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement (whether alone or in connection with a secondary public offering) filed with the U.S. Securities and Exchange Commission (or any Governmental Authority succeeding to any of its principal functions) in accordance with the Securities Act of 1933, as amended, and such Equity Interests are listed on a nationally-recognized stock exchange in the United States of America.
“MLP” — shall mean Western Midstream Partners, LP, a Delaware limited partnership.
“MLP General Partner” — shall mean Western Midstream Holdings, LLC, a Delaware limited liability company, or any Successor MLP GP.
“MLP GP Owner” — as defined in the definition of Change of Control.
“Permitted MLP General Partner Removal” — as defined in the definition of Change of Control.
“Permitted Holders” — means (a) with respect to any Permitted MLP General Partner Removal, the MLP GP Owner and (b) with respect to any Permitted Transaction, the Acquirer and, in each case, each of its Affiliates excluding any operating portfolio companies of any of the foregoing.
“Permitted Transaction” — as defined in the definition of Change of Control.

“Qualified Operator” — means any Person (either itself or through a management team) with substantial experience as an owner or operator of a Similar Business.
“Second Amendment” — the Second Amendment to Credit Agreement, dated as of the Second Amendment Effective Date, among the Borrower, the Administrative Agent and the Lenders party thereto.
“Second Amendment Effective Date” — December 31, 2019
“Similar Business” — means (a) any business conducted or proposed to be conducted by the Borrower or any of its Subsidiaries on the Second Amendment Effective Date, and any reasonable extension thereof, or (b) any business or other activities that are reasonably similar, ancillary, incidental, complementary or related to, or a reasonable extension, development or expansion of, the business in which the Borrower and its Subsidiaries are engaged or propose to be engaged on the Second Amendment Effective Date.
“Successor MLP GP” — as defined in the definition of Change of Control.
(2)    Representations and Warranties. Section 3.01(p) of the Credit Agreement is hereby amended by adding a new sentence at the end thereof to read as follows:
As of the Second Amendment Effective Date, the Borrower qualifies for an express exclusion to the “legal entity customer” definition under the Beneficial Ownership Regulation.
(3)    Notices of Material Events. Section 4.02(d) of the Credit Agreement is hereby deleted and replaced in its entirety to read as follows:
The Borrower shall (a) notify the Administrative Agent and each Lender if the Borrower ceases to fall within an express exclusion to the “legal entity customer” definition under the Beneficial Ownership Regulation, and (b) following any such notice, promptly upon the reasonable request in writing of the Administrative Agent or any Lender, provide the Administrative Agent or directly to such Lender, as the case may be, any Beneficial Ownership Certification as may be required by the Beneficial Ownership Regulation or any other information or documentation reasonably requested by it for purposes of complying with the Beneficial Ownership Regulation.
Section 3.    Conditions Precedent. This Second Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02 of the Credit Agreement) (the “Second Amendment Effective Date”):
(1)    The Administrative Agent shall have received from the Majority Lenders, the Administrative Agent and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Persons.
(2)    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on the Second Amendment Effective Date, including, to the extent invoiced at least one Business Day prior to the Second Amendment Effective Date (unless the Borrower otherwise consents), reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.
(3)    No Default or Event of Default shall have occurred and be continuing, both prior and after giving effect to the terms of this Second Amendment.
(4)    The Administrative Agent shall have received such documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.
The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4.    Miscellaneous.
(1)    Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment. The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
(2)    Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) ratifies and affirms its respective obligations under, and acknowledges, renews and extends its respective continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (b) represents and warrants to the Lenders that, as of the date hereof: (i) the representations and warranties contained in the Credit Agreement as amended by this Second Amendment and each other Loan Document are true and accurate in all material respects (unless qualified by materiality or Material Adverse Change, in which case such representation and warranty is true and accurate in all respects) on and as of the Second Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, and except that for purposes hereof, the representations and warranties contained in Section 3.01(f) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 4.01(a) and (b) thereof), (ii) no event has occurred and is continuing or would result from the transactions contemplated hereby which constitutes an Event of Default or a Default, (iii) no Material Adverse Change shall have occurred, (iv) this Second Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a valid and binding agreement of the Borrower, enforceable in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws affecting creditors’ rights generally and general principals of equity (whether considered in a proceeding in equity or law), (v) there are no actions, suits or proceedings pending or, to the knowledge of the Borrower or any Subsidiary, threatened against the Borrower or any Subsidiary which purports to affect the legality, validity or enforceability of this Second Amendment or any other Loan Document and (vi) the execution, delivery and performance of this Second Amendment by the Borrower will not violate or conflict with (A) the organizational documents of the Borrower or any Subsidiary, as in effect on the Second Amendment Effective Date or (B) any indenture, loan agreement or other similar agreement or instrument binding on the Borrower or any Subsidiary.
(3)    Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
(4)    No Oral Agreement. This Second Amendment, the Credit Agreement and the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Second Amendment, the Credit Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
(5)    Effect of Amendment. From and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document shall be deemed a reference to the Credit Agreement as amended by this Second Amendment. This Second Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement as amended by this Second Amendment and the other Loan Documents.
(6)    GOVERNING LAW; WAIVER OF JURY TRIAL; JURISDICTION. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 10.06, 10.07, 10.09 and 10.10 of the Amended Credit Agreement are incorporated herein by reference, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BORROWER:	WESTERN MIDSTREAM OPERATING, LP (f/k/a Western Gas Partners, LP)

	By:	Western Midstream Operating GP, LLC, its general partner

	By:	/s/ Michael C. Pearl
	Name:	Michael C. Pearl
	Title:	Senior Vice President and Chief Financial Officer

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BARCLAYS BANK PLC, as Administrative Agent and a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

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Mizuho Bank, Ltd., as a Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Authorized Signatory

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DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K Chu
Name:	Ming K Chu
Title:	Director

By:	/s/ Annie Chung
Name:	Annie Chung
Title:	Director

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SOCIETE GENERALE, as a Lender

By:	/s/ Diego Medina
Name:	Diego Medina
Title:	Director

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The Toronto-Dominion Bank, New York Branch, as a Lender

By:	/s/ Michael Borowiecki
Name:	Michael Borowiecki
Title:	Authorized Signatory

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TRUIST BANK formerly known as BRANCH BANKING & TRUST COMPANY, as a Lender

By:	/s/ Lincoln LaCour
Name:	Lincoln LaCour
Title:	Vice President

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Andrew Griffin
Name:	Andrew Griffin
Title:	Authorized Signatory

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THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:	/s/ Scott Nickel
Name:	Scott Nickel
Title:	Director

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COMERICA BANK, as a Lender

By:	/s/ Chad W. Stephenson
Name:	Chad W. Stephenson
Title:	Vice President

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BMO Harris Bank N.A., as a Lender

By:	/s/ Melissa Guzmann
Name:	Melissa Guzmann
Title:	Director

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ROYAL BANK OF CANADA, as a Lender

By:	/s/ Katy Berkemeyer
Name:	Katy Berkemeyer
Title:	Authorized Signatory

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MUFG BANK, LTD., as a Lender

By:	/s/ Anastasiya Bykov
Name:	Anastasiya Bykov
Title:	Vice President

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kyle T. Helfrich
Name:	Kyle T. Helfrich
Title:	Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Borden Tennant
Name:	Borden Tennant
Title:	Vice President

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ZIONS BANCORPORATION, N.A. DBA AMEGY BANK, as a Lender

By:	/s/ G. Scott Collins
Name:	G. Scott Collins
Title:	Executive Vice President

By:	/s/ Patty Smolik
Name:	Patricia (Patty) Smolik
Title:	Assistant Vice President

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U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Mark Salierno
Name:	Mark Salierno
Title:	Vice President

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